EXHIBIT 10.13

JEFFER, MANGELS, BUTLER & MARMARO
RICHARD A. ROGAN (Bar No. 67310)
BRUCE M. PRICE (Bar No. 168507)
One Sansome Street, 12th Floor
San Francisco, California  94104-4430
Telephone:  (415) 398-8080
Fax:  (415) 398-5584

COX, CASTLE & NICHOLSON
SUSAN S. DAVIS (Bar No. 125854)
ADAM B. WEISSBURG (Bar No. 151044)
2049 Century Park East, Suite 2800
Los Angeles, California  90067-3284
Telephone:  (310) 277-4222
Fax:  (310) 277-7889

Attorneys for Plaintiff
HELLER FINANCIAL, INC.

                   SUPERIOR COURT OF THE STATE OF CALIFORNIA

                             FOR THE COUNTY OF MARIN


HELLER FINANCIAL, INC., a           )     CASE NO.  163981
Delaware corporation,               )
                                    )     NOTICE OF MOTION AND MOTION FOR
       Plaintiff,                   )     ORDER APPROVING RECEIVER'S
                                    )     FINAL ACCOUNTING, DISCHARGING
v.                                  )     RECEIVER, EXONERATING
                                    )     RECEIVER'S BOND, AND APPROVING
ANGELES PARTNERS XV, a              )     DISTRIBUTION OF RECEIVERSHIP
California limited partnership;     )     FUNDS
ANGELES REALTY CORPORATION II,      )
a California corporation; and       )     DATE:  October 27, 1995
DOES 1 through 200, inclusive;      )     TIME:  9:00 a.m.
                                    )     DEPT:  1, Courtroom of the Hon.
      Defendants.                   )            Gary W. Thomas
                                    )

      PLEASE TAKE NOTICE that on October 27, 1995, at 9:00 a.m. in Department 1 of the above captioned Court, located at the Hall Of Justice, 3501 Civic Center Dr., #151, San Rafael, CA, the Honorable Gary W. Thomas presiding, Plaintiff Heller Financial, In. ("Heller") will, and hereby does, move the Court for an Order Approving the Receiver's Final Accounting, Discharging the Receiver, Exonerating the Receiver's Bond, and Approving Distribution Of Receivership Funds (the "Motion").

      The grounds for the Motion are that Stephen E. Anderson (the "Receiver") was duly appointed by Stipulation of the parties and Order of the Court entered May 23, 1995, took possession of the subject property, and faithfully performed his duties until turning possession of the subject property over to Heller on August 1, 1995. All that remains for the final and prompt administration of this case is for the Receiver's Final Accounting to be approved, his bond exonerated, and the distribution of receivership funds approved.

      The Motion is based upon this Notice of Motion and Motion, the accompanying Memorandum Of Points And Authorities, the Receiver's Final Accounting And Report, all pleadings and records already on file with the Court, and such other and further evidence as the Court may wish to consider.

DATED:  9/29/95                           JEFFER, MANGELS, BUTLER & MARMARO
                                          RICHARD A. ROGAN
                                          BRUCE M. PRICE


                                          By:   Bruce M. Price
                                                BRUCE M. PRICE
                                          Attorneys for Heller Financial, Inc.





Name, Address and Telephone No. of Attorney(s)    Space Below for Use of Count
                                                  Clerk Only

Richard A. Rogan/Bruce M. Price
Jeffer, Mangels, Butler & Marmaro LLP
One Sansome Street, 12th Floor
San Francisco, CA  94104
415/398-8080

 Attorney(s) for...........
 Heller Financial, Inc.

 ....Superior.........COURT OF CALIFORNIA, COUNTY OF....Marin.........
(SUPERIOR, MUNICIPAL OR JUSTICE)
    .................................................................
     (Name of Muncipal or Justice Court District or of Bench court, if any)

Plaintiff(s):  Heller Financial, Inc.                   CASE NUMBER    163981

                                                   REQUEST FOR DISMISSAL
                                                      TYPE OF ACTION
Defendant(s):                    Personal Injury, Property Damage
                                     and Wrongful Death
Angeles Partners XV, et al.          Motor Vehicle           Other
                                     Domestic Relations      Eminent Domain
                                 X   Other:(Specify) Complaint for:
                                     (1)Specific Performance of Deed of Trust
                                         and Assignment of Rents;(2) Judicial
                                        Foreclosure;(3) Specific Performance,
                                        Appointment of (Abbreviated Title)
                                        Receiver and Accounting; and
                                    (4) Injunctive Relief

TO THE CLERK: Please dismiss this action as follows: (Check applicable boxes.)
1.       With prejudice       X   Without prejudice
2.   X   Entire action            Complaint only            Petition only
         Cross-complaint only     Other: (Specify)

                                       Jeffer, Mangels, Butler & Marmaro

Dated: .October 31, 1995.......        Bruce M. Price
*If dismissal requested is at          Attorney(s) for Heller Financial, Inc.
specified parties only, at
specified causes of action only or at
specified cross-complaints only, so
state and identify the parties,
causes of action or cross-
complaints to be dismissed.            Bruce M. Price
                                       (Type or print attorney(s) name(s))

TO THE CLERK:  Consent to the above dismissal is hereby given.**

Dated:.........................
**When a cross-complaint (or Response                       Attorney(s) for
(Marriage) seeking affirmative relief) is on file, the attorney(s) for the cross-complainant respondent) must sign this consent when required by CCP 581(1).(2) or (5).
                                          (Type or print attorney(s) name(s))

(To be completed by clerk)
         Dismissal entered as requested on.....................................

         Dismissal entered on................as to only........................
         Dismissal not entered as requested for the following reason(s), and attorney(s) notified on.........................................
                                                                ,Clerk

Dated............................        By                     ,Deputy

  Form adopted by Rule 982 of                               CCP 581, etc.:
The Judicial Council of California  REQUEST FOR DISMISSAL  Cal. Rules of Court
    Revised Effective July 1, 1972